EXHIBIT 10.17



                          ADDENDUM TO MULTIFAMILY NOTE



THIS ADDENDUM TO MULTIFAMILY NOTE (the "Addendum") is made this     day of
December, 1997, and is incorporated into and shall be deemed to amend and supplement the Multifamily Note (the "Multifamily Note") made by the undersigned (the "Borrower") to Collateral Mortgage, Ltd., an Alabama limited partnership, and its successors, assigns and transferees (the "Lender"), dated the same date as this Addendum (the Multifamily Note as amended and supplemented by this Addendum, any other addendum to the Multifamily Note, and any future amendments to the Multifamily Note is referred to as the "Note"). The debt evidenced by the Note is secured by a Multifamily Mortgage, Deed of Trust or Deed to Secure Debt of the same date (the "Multifamily Instrument"), covering the property described in the Multifamily Instrument and defined therein as the "Property," located at 7000 University Boulevard, Winter Park, Florida.

This Property is located entirely within Florida (the "Property Jurisdiction"). The Multifamily Instrument is amended and supplemented by the Rider to Multifamily Instrument (the "Rider") and any other rider to Multifamily Instrument given by Borrower to Lender and dated the same date as the Multifamily Instrument. (The Multifamily Instrument as amended and supplemented by the Rider and any other rider to the Multifamily Instrument and any future amendments to the Instrument is referred to as the "Instrument".)

The term "Loan Documents" when used in this Addendum shall mean, collectively, the following documents: (i) the Instrument, (ii) the Note, and (iii) all other documents or agreements, including any Collateral Agreements (as defined in the Rider) or O&M Agreement (as defined in the Rider), arising under, related to, or made in connection with, the loan evidenced by the Note, as such Loan Documents may be amended.

The covenants and agreements of this Addendum, and the covenants and agreements of any other addendum to the Multifamily Note, shall be incorporated into and shall amend and supplement the covenants and agreements of the Multifamily Note as if this Addendum and the other addenda were a part of the Multifamily Note, and all references to the Note in the Loan Documents shall mean the Note as so amended and supplemented. Any conflict between the provisions of the Multifamily Note and this Addendum shall be resolved in favor of this Addendum.

ADDITIONAL COVENANTS. In addition to the covenants and agreements made in the Multifamily Note Borrower and Lender further covenant and agree as follows:

A. Prepayments


1. Yield Maintenance Period

During the first nine and 1/2 years of the Note term beginning with the date of the Note (the "Yield Maintenance Period") and upon giving Lender 60 days prior written notice, Borrower may prepay the entire unpaid principal balance of the Note on the last Business Day before a scheduled monthly payment date by paying in addition to the entire unpaid principal balance, accrued interest and any other sums due Lender at the time of prepayment a prepayment premium equal to the greater of:

(a)  1% of the entire unpaid principal balance of the Note, or

(b) The product obtained by multiplying (1) the entire unpaid principal balance of the Note at the time of prepayment, times (2) the difference obtained by subtracting from the interest rate on the Note the yield rate (the "Yield Rate") on the 6.125% U.S. Treasury Security due August, 2007, (the "Specified U.S. Treasury Security"), as the Yield Rate is reported in the Wall Street Journal on the fifth Business Day preceding (x) the date notice of prepayment is given to Lender where prepayment is voluntary, or (y) the date Lender accelerates the loan, times (3) the present value factor calculated using the following formula:

     1-(1-r)-n
     ---------
          r

     [r = Yield Rate
      n = the number of years, and any fraction thereof, remaining between the prepayment date and the expiration of the Yield Maintenance Period]

In the event that no Yield Rate is published for the Specified U.S. Treasury Security, then the nearest equivalent U.S. Treasury Security shall be selected at Lender's sole discretion. If the publication of such Yield Rates in the Wall Street Journal is discontinued, Lender shall determine such Yield Rates from another source selected by Lender.

Except as provided in paragraph A.3.of this Addendum, no partial prepayments are permitted.

1. After Yield Maintenance Period

After the expiration of the Yield Maintenance Period and upon giving Lender 60 days prior written notice, Borrower may prepay the entire unpaid principal balance of the Note on the last Business Day before a scheduled monthly payment date by paying, in addition to the entire unpaid principal balance, accrued interest and any other sums due Lender at the time of prepayment, a prepayment premium equal to 1% of the entire unpaid principal of the Note. No prepayment premium shall be due for any full prepayment made by Borrower in accordance with the provisions of the preceding sentence within 90 days of the maturity date of the Note.

Except as provided in paragraph A.3. of this Addendum, no partial prepayments are permitted.

2. Partial Prepayments

Borrower shall have no right to make a partial prepayment of the outstanding indebtedness during the Note term. However, in the event that Lender shall require a partial prepayment of the outstanding indebtedness after a default under the Note, the Instrument or any of the other Loan Documents, by applying funds held by Lender pursuant to any Collateral Agreement (as defined in Uniform Covenant 2B of the Instrument) against the indebtedness secured by the Instrument or, if Lender shall for any other reason accept a partial prepayment by Borrower of the outstanding indebtedness, except as other wise provided in paragraph A.4 of this Addendum, a prepayment premium shall be due and payable to Lender as follows:

(a) After Yield Maintenance Period. If Lender shall require or accept a partial repayment after the expiration of the Yield Maintenance Period, the partial prepayment shall be made on the last Business Day before a scheduled monthly payment date and a prepayment premium equal to 1% of the partial principal prepayment amount shall be due and payable to Lender. No prepayment premium shall be due for any partial prepayment made by Borrower in accordance with the provisions of the preceding sentence within 90 days of the maturity date of the Note.

(b) During Yield Maintenance Period. If Lender shall require or accept a partial prepayment during the Yield Maintenance Period, the partial prepayment shall be made on the last Business Day before a scheduled monthly payment date and a prepayment premium shall be due and payable to Lender equal to the greater of:

     (i)       1% of the amount of principal being prepaid, or

     (ii) the product obtained by multiplying (A) the amount of the principal which is being prepaid, times (B) the difference obtained by subtracting from the interest rate on the Note the yield rate (the "Partial Prepayment Yield Rate") on the Specified U.S. Treasury Security, as the Partial Prepayment Yield Rate is reported in the Wall Street Journal on the fifth Business Day preceding (1) the day Lender accelerates the loan (in accordance with any partial prepayment made in connection with an acceleration of the loan), or (2) the day Lender applies funds held under any Collateral Agreement (other than in connection with an acceleration of the loan), times (C) the present value factor calculated using the following formula:


          1-(1+y)-n
          ---------
                 y

          [y = Partial Prepayment Yield Rate
          n = the number of years, and any fraction thereof, remaining between the prepayment date and the expiration of the Yield Maintenance Period]

When the total amount to be applied toward the unpaid principal balance of the loan and the prepayment premium is known, but the amounts to be allocated toward the unpaid principal balance of the loan and the prepayment premium, respectively, are unknown, the Lender shall determine the allocation between the prepaid principal amount and the prepayment premium as follows:

     Given:a = total amount to be applied
          b = prepaid principal amount
          c = prepayment premium
          N = note rate
          F = present value factor = 1-(1+y)-n
                                     ---------
                                         Y
          ["y" and "n" have the same meanings as set forth in subparagraphs (ii) above]

     Then:     a = b + c
               ---------
          b =      a
               ---------
              F(N-y) + 1
          c = a - b

Except as provided in the next sentence, any partial prepayment of the outstanding indebtedness shall not extend the due date of any subsequent monthly installments or change the amount of such installments, unless Lender shall otherwise agree in writing. Upon any partial prepayment, Lender shall have the option, in its sole and absolute discretion, to recast the monthly installments due under the Note so that the maturity date of the Note shall remain the same.

1. Premium Due Whether Voluntary or Involuntary Prepayment; Insurance and Condemnation Proceeds

Borrower shall pay the prepayment premium due under this paragraph A whether the prepayment is voluntary or involuntary (in connection with the Lender's acceleration of the unpaid principal balance of the Note) or the Instrument is satisfied or released by foreclosure (whether by power of sale or judicial proceedings), deed in lieu of foreclosure or by any other means.
Notwithstanding any other provision herein to the contrary, Borrower shall not be required to pay any prepayment premium in connection with any prepayment occurring as a result of the application of insurance proceeds or condemnation awards under the Instrument.

2. Notice; Business Day

Any notice to Lender provided for in this Addendum shall be given in the manner provided in the Instrument. The term "Business Day" means any day other than a Saturday, a Sunday, or any other day on which Lender is not for business.


A. Borrower's Exculpation

Subject to the provisions of paragraph C and notwithstanding any other provision in the Note or Instrument, the personal liability of Borrower, any general partner of Borrower (if the Borrower is a partnership), and any "Key Principal" (collectively, the individual(s) whose name(s) is (are) set forth at the foot of this Addendum) to pay the principal of and interest on the debt evidenced by the Note and any other agreement evidencing Borrower's obligations under the Note and the Instrument shall be limited by (1) the real and personal property described as the "Property" in the Instrument, (2) the personal property described in or pledged under any Collateral Agreement (as defined in Uniform Covenant 2B of the Instrument) executed in connection with the loan evidenced by the Note, (3) the rents, profits, issues, products and income of the Property received or collected by or on behalf of Borrower (the "Rents and Profits") to the extent such receipts are necessary first, to pay the reasonable expenses of operating, managing, maintaining and repairing the Property, including but not limited to real estate taxes, utilities, assessments, insurance premiums, repairs, replacements and ground rents, if any (the "Operating Expenses") then due and payable as of the time of receipt of such Rents and Profits, and then, to pay the principal and interest due under the Note and any other sums due under the Instrument or any other Loan Documents (including but not limited to deposits or reserves due under any Collateral Agreements), except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums.

Except as provided in paragraph C, Lender shall not seek (a) any judgment for a deficiency against Borrower, any general partner of Borrower (if Borrower is a partnership) or any Key Principal, or Borrower's or any general partner's or Key Principal's heirs, legal representatives, successors or assigns, in any action to enforce any right or remedy under the Instrument, or (b) any judgment on the Note except as may be necessary in any action brought under the Instrument to enforce the lien against the Property or to exercise any remedies under any Collateral Agreement.

B. Exceptions to Non-Recourse Liability

If, without obtaining the Lender's prior written consent, (I) a Transfer shall occur which, pursuant to Uniform Covenant 19 of the Instrument, gives Lender the right, at its option, to declare all sums secured by the Instrument immediately due and payable, (ii) Borrower shall encumber the Property with the lien of any subordinate instrument in connection with any financing by Borrower, or, (iii) Borrower shall violate the single asset covenant of paragraph J of the Rider, any of such events shall constitute a default by Borrower under the Note, the Instrument and the other Loan Documents, and if such event shall continue for 30 days, paragraph B shall not apply from and after the date which is 30 days after such event and the Borrower, any general partner of Borrower (if Borrower is a partnership) and Key Principal (each individually on a joint or several basis if more than one) shall be personally liable on a joint and several basis for full recourse liability under the Note and the other Loan Documents.

Notwithstanding paragraph B, Borrower, any general partner of Borrower (if Borrower is a partnership) and Key Principal (each individually on a joint and several basis if more than one) shall be personally liable on a joint and several basis, in the amount of any loss, damage or cost (including but not limited to attorneys fees) resulting from (A) fraud or intentional misrepresentation by Borrower or Borrower's agents or employees or any Key Principal or general partner of Borrower in connection with obtaining the loan evidenced by the Note, or in complying with any of Borrower's obligations under the Loan Documents, (B) insurance proceeds, condemnation awards, security deposits from tenants or other sums or payments received by or on behalf of the Borrower in its capacity as owner of the Property and not applied in accordance with the provisions of the Instrument (except to the extent that Borrower did not have the legal right because of a bankruptcy, receivership or similar judicial proceedings, to direct disbursement of such sums or payments), (C) all Rents and Profits, (except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums), and not applied, first, to the payment of the reasonable Operating Expenses as such Operating Expenses become due and payable, and then, to the payment of principal and interest then due and payable under the Note and any other sums due under the Instrument and all other Loan Document (including but not limited to deposits or reserves payable under any Collateral Agreement), (D) Borrower's failure to pay transfer fees and charges due Lender under paragraph 19(c) of the Instrument, or (E) Borrower's failure following a default under any of the Loan Documents to deliver to Lender on demand all Rents and Profits, security deposits (except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums), books and records relating to the Property.

No provisions of paragraphs B or C shall (i) affect any guaranty or similar agreement executed in connection with the debt evidenced by the Note, (ii) release or reduce the debt evidenced by the Note, (iii) impair the right of Lender to enforce the provisions of paragraph D of the Rider, (iv) impair the lien of the Instrument, or (v) impair the right of Lender to enforce the provisions of any Collateral Agreement.

C. Business, Commercial or Investment Purpose

Borrower represents that the Loan evidenced by the Note is being made solely for business, commercial or investment purposes.

D. Governing Law

1.   Choice of Law

The validity of the Note, and the other Loan Documents, each of their terms and provisions, and the rights and obligations of Borrower under the Note, and the other Loan Documents shall be governed by, interpreted, construed, and enforced pursuant to and in accordance with the laws of the Property Jurisdiction.

2.   Consent of Jurisdiction

Borrower irrevocably consents to the exclusive jurisdiction of any and all state and federal courts with jurisdiction in the Property Jurisdiction over Borrower and Borrower's assets. Borrower agrees that such assets shall be used to first satisfy all claims of creditors organized or domiciled in the United States of America ("USA") and that no assets of the Borrower in the USA shall be considered part of any foreign bankruptcy estate.

Borrower agrees that any controversy arising under or in relation to the Note, the Instrument or any of the other Loan Documents shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which may arise under or in relation to the Note, including without limitation those controversies relating to the execution, interpretation, breach, enforcement, or compliance with the Note, the Instrument, or any other issue arising under, related to, or in connection with any of the Loan Documents. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any litigation arising from the Note, the Instrument or any of the other Loan Documents, and waives any other venue to which it might be entitled by virtue of domicile, habitual residence, or otherwise.

A.   Successors and Assigns

The provisions of the Note, the Instrument, and all the other Loan Documents shall be binding on the successors and assigns, including, but not limited to, any receiver, trustee, representative or other person appointed under foreign or domestic bankruptcy, receivership, or similar proceedings of Borrower and any person having an interest in Borrower.

B.   No Third Party Beneficiary

Borrower acknowledges and agrees that (i) any loss sharing agreement or agreement for interim advancement of funds that originally is made by the Lender named in the Note to Federal Mortgage Association is made pursuant to a contractual obligation of such Lender to Federal National Mortgage Association that is independent of, and separate and distinct from the obligation of Borrower for the full and prompt payment of the indebtedness evidenced by the Note, (ii) Borrower shall not be deemed to be a third party beneficiary of such loss sharing arrangement or agreement for interim advancement of funds, and
(iii) no such loss sharing or interim advancement arrangement shall constitute any person or entity making such payment as a guarantor or surety of the Borrower's obligations, notwithstanding the fact that the obligations under such loss sharing or interim advancement arrangement may be calculated with reference to amounts payable under the Note or other Loan Documents.

BY SIGNING BELOW, Borrower accepts and agrees to the covenants and agreements contained in this Addendum.



                              SUMMERWALK NPI III, L.P.,
                              a South Carolina limited partnership

                              By:  SUMMERWALK GP, INC.,
                                   a South Carolina corporation
                                   Its sole general partner

                              By:  /s/ William H. Jarrard, Jr.
                                   William H. Jarrard, Jr.
                                   President




Acknowledgement and Agreement of Key Principal to Personal Liability for the Exceptions to Non-Recourse

Key Principal (each for himself if more than one) hereby represents to Lender that he has a direct or indirect ownership interest in the Borrower and that he participates in the management of Borrower.

BY SIGNING BELOW, the undersigned Key Principal (each for himself if more than one) understands, accepts and agrees to the provisions of paragraph C above. No transfer of Key Principal's ownership interest in Borrower or in any other entity which directly or indirectly has an ownership interest in Borrower shall release Key Principal from liability hereunder, unless the Borrower and Key Principal shall have complied with the provisions of Uniform Covenant 19 of the Instrument and Lender shall have approved the transfer and the substituted Key Principal. Key Principal shall have no right of subrogation against the Borrower or any general partner of Borrower by reason of any payment by Key Principal pursuant to paragraph C.



                              KEY PRINCIPAL:

                              NATIONAL PROPERTY INVESTORS III,
                              a California limited partnership

                              By:  NPI Equity Investments, Inc.,
                                   a Florida corporation
                                   Its sole general partner

                              By:  /s/ William H. Jarrard, Jr.
                                   William H. Jarrard, Jr.
                                   President

                         Address:  One Insignia Financial Plaza
                                   Greenville, South Carolina 29602